                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-6362

                           Van Kampen Municipal Trust

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                1221 Avenue of the Americas NY NY          10020

--------------------------------------------------------------------------------
             (Address of principal executive offices)    (Zip code)

          Ronald Robison 1221 Avenue of the Americas New York, NY 10020

--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 10/31

Date of reporting period: 10/31/03

Item 1. Report to Shareholders

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Municipal Trust performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of October 31, 2003.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the trust will achieve its investment objective. The trust is subject to market risk, which is the possibility that the market values of securities owned by the trust will decline and, therefore, the value of the trust shares may be less than what you paid for them. Accordingly, you can lose money investing in this trust.

       NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Performance Summary

MUNICIPAL TRUST
SYMBOL: VKQ
----------------------------------------------------
AVERAGE ANNUAL              BASED ON      BASED ON
TOTAL RETURNS                 NAV       MARKET PRICE

Since Inception
(9/27/91)                    7.71%         6.74%

10-year                      6.50          5.49

5-year                       5.70          4.12

1-year                       7.44          8.60
----------------------------------------------------

Past performance is no guarantee of future results. Investment return, net asset value (NAV) and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. The NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Municipal Bond Index is a broad-based statistical composite of municipal bonds. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2003

Van Kampen Municipal Trust is managed by the adviser's Municipal Fixed Income team.(1) Current members include Thomas Byron, Vice President; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

The economic backdrop for the 12 months ended October 31 was largely characterized by the persistent weakness of the U.S. economy. One of the most closely watched economic indicators, employment strength, was in negative territory for much of the period. Repeated comments from government and private-sector economists suggesting that the U.S. economy might be entering a deflationary period also seemed to weigh heavily on the minds of investors over the course of the year. At the same time, ongoing budgetary and fiscal difficulties at the state and local level contributed to ratings downgrades for many municipal bonds. The Federal Reserve Board (the Fed) attempted to allay these fears and keep the economy moving in the right direction by cutting the Fed Funds target rate twice during the period to a level of 1.00 percent. Although the stock markets appeared to look past the sluggish economic data, bonds, in general, were hampered.

While yields on intermediate- and long-term bonds ended the period roughly where they began, the road between those two points was decidedly bumpy. The 12-month period can be divided into two distinct market environments. The first of these, which lasted from October 2002 to mid-June 2003, saw municipal yields fall by roughly 80 basis points to levels not seen since the late 1960s. These plummeting yields led to a surge in issuance as municipalities moved to lock in low financing and, in the case of older bonds, low refinancing costs. These record levels of supply met with substantial demand as investors in search of relative stability poured cash into municipal bond funds. Demand for municipal bonds was also strong from so-called "cross-over" buyers--investors who traditionally favor taxable investments, but were drawn to the relatively attractive yields of municipal bonds.

The municipal market reversed abruptly in mid-June, when yields began to climb from their lows. Investors during this phase shifted their attention to the advancing equity market, which reduced demand for municipal bonds. Interest from cross-over investors also evaporated as the relative attractiveness of the taxable market returned. Issuance remained strong throughout this leg of the period, though it abated somewhat in the last three months of the reporting year. These forces combined to drive municipal bond yields off of their historic lows, ending the period where they began.

(1)Team members may change without notice at any time.
 2

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly. On both a market price and an NAV basis, the trust outperformed its benchmark, the Lehman Brothers Municipal Bond Index. (See table below.)

The trust's significant position in health-care bonds generated attractive income, as well as price appreciation driven by yield-seeking investors drawn to the bonds' relatively robust yields. Certain issues in this sector met their investment objectives during the period, and we subsequently sold them in favor of bonds with superior total-return potential. These sales had the effect of slightly reducing the portfolio's exposure to the sector by period end. Our strategy of avoiding housing bonds also helped the trust; the sector performed poorly amidst record levels of mortgage refinancing activity.

The trust also sold out of deeply-discounted coupon securities that were purchased several years ago, well below the market rate. As interest rates continued to fall, the bonds became closer and closer to being current coupons, and gave the portfolio a substantial boost in terms of price performance. These securities met their performance objectives and the proceeds were reinvested into other securities with better total-return prospects.

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are invested in longer-term securities, taking advantage of the difference between short- and longer-term rates. With short-term rates at historic lows during the period, the difference between short- and longer-term rates was relatively high. This made using leverage a particularly profitable approach during the period, and added to the trust's strong performance.

While the trust outperformed its benchmark, not all of its positions performed strongly over the entire period in question. With interest rates falling to historic lows, our analysis showed an increasing possibility of a damaging upward shift in interest rates. We positioned the trust defensively by maintaining a duration (a measure of interest-rate sensitivity) that was slightly shorter than that of the benchmark during the period. This position helped the trust when rates

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2003

-------------------------------------------------------------
      BASED ON     BASED ON         LEHMAN BROTHERS
        NAV      MARKET PRICE    MUNICIPAL BOND INDEX

       7.44%         8.60%               5.11%
-------------------------------------------------------------

Past performance is no guarantee of future results. Investment return, net asset value and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information.

climbed, but kept it from fully participating in the bond market rally earlier in the period.

We were equally defensive in managing the portfolio's maturity structure. Given the steepness of the yield curve for much of the period (steepness is a measure of the difference in yields between long- and short-maturity securities), we focused on a strategy designed to outperform in a curve-flattening environment. We purchased premium bonds in the 15- to 20-year range that were priced to 10-year call dates. These bonds offer attractive yields compared to bonds with similar interest-rate risk. We sold bonds in the 5- to 12-year range, an area of the curve that we feel will underperform when short rates rise. This curve flattening did not occur as early as we anticipated, however, and the strategy hampered performance when short rates fell in the first part of the period. However, when long-bond yields rose in the latter part of the period, our emphasis on defensive bonds in the 15- to 20-year range helped to preserve principal.

In addition to this core strategy, we also traded high-grade bonds in the 30-year range based on relative value fluctuations. We sought out issues that were cheap relative to comparable bonds, and then sold them after they achieved their performance targets in order to reinvest the proceeds into securities with greater total-return prospects. As part of this strategy, we added to the portfolio's exposure in the public-education sector, which offered attractive total-return potential compared to similar bonds in other sectors.

During the period, many municipalities faced budget shortfalls and potential credit downgrades. In this challenging environment, we sought to preserve principal by emphasizing the highest credit-quality tiers of the municipal bond market. As of October 31, 2003, approximately 79 percent of the trust's long-term investments were invested in bonds rated AA and above. We will continue with our disciplined investment approach, monitoring the market closely for compelling opportunities.

TOP 5 SECTORS AS OF 10/31/03                RATINGS ALLOCATION AS OF 10/31/03
General Purpose               17.9%         AAA/Aaa                         66.5%
Public Education              12.1          AA/Aa                           12.2
Health Care                   10.5          A/A                              7.3
Transportation                10.3          BBB/Baa                          6.0
Higher Education               8.9          BB/Ba                            1.5
                                            B/B                              0.1
                                            Non-Rated                        6.4

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Securities are classified by sectors that represent broad groupings of related industries. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.
 4

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                         BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2003
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                    COUPON   MATURITY        VALUE
           MUNICIPAL BONDS  148.6%
           ALABAMA  3.2%
$ 1,000    Birmingham Baptist Med Ctr AL Baptist Hlth Sys
           Ser A......................................... 5.875%   11/15/24    $   1,045,820
  4,000    Jefferson Cnty, AL Swr Rev Cap Impt Wts
           (Prerefunded @ 08/01/12) (FGIC Insd).......... 5.125    02/01/42        4,447,480
  7,950    Jefferson Cnty, AL Swr Rev Cap Impt Wts Ser A
           (Prerefunded @ 02/01/11) (FGIC Insd).......... 5.000    02/01/41        8,856,590
  2,000    Jefferson Cnty, AL Wts Ser A (AMBAC Insd)..... 5.000    04/01/09        2,223,700
  2,435    Marshall Cnty, AL Hlthcare Ser C.............. 6.000    01/01/32        2,534,859
                                                                               -------------
                                                                                  19,108,449
                                                                               -------------
           ALASKA  0.2%
  1,000    Alaska St Intl Arpt Rev Ser B (AMBAC Insd).... 5.750    10/01/17        1,122,550
                                                                               -------------

           ARIZONA  1.9%
  1,425    Arizona Cap Fac Fin Corp Student Hsg Rev AZ St
           Univ Proj..................................... 6.250    09/01/32        1,489,652
  1,000    Arizona Hlth Fac Auth Hosp John C Lincoln Hlth
           Network....................................... 6.375    12/01/37        1,027,620
  1,750    Arizona Sch Fac Brd Ctf Part Ser A (MBIA
           Insd)......................................... 5.250    09/01/17        1,899,712
  4,250    Arizona St Trans Brd Hwy Rev Sub Ser A Rfdg... 4.750    07/01/11        4,432,070
  2,500    Maricopa Cnty, AZ Indl Dev Auth Ed Rev AZ
           Charter Sch Proj 1 Ser A...................... 6.750    07/01/29        2,474,125
                                                                               -------------
                                                                                  11,323,179
                                                                               -------------
           ARKANSAS  0.3%
  1,565    Fort Smith, AR Wtr & Swr Rev Ser C (FSA
           Insd)......................................... 5.000    10/01/21        1,621,309
                                                                               -------------

           CALIFORNIA  12.8%
  4,000    Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec
           Sub Pub Impts Proj C (FSA Insd)...............   *      09/01/20        1,703,720
  2,500    Anaheim, CA Uni High Sch Dist Ser A (FSA
           Insd)......................................... 5.000    08/01/25        2,530,750
  4,815    California Ed Fac Auth Rev Cap Apprec Loyola
           Marymount Univ (Prerefunded @ 10/01/09) (MBIA
           Insd).........................................   *      10/01/21        1,944,923
    350    California Hlth Fac Fin Auth Rev Casa De Las
           Ser A (MBIA Insd)............................. 5.250    08/01/17          371,815
  5,500    California Infrastructure & Econ Dev Bk Rev
           Bay Area Toll Brdgs First Lien A (AMBAC
           Insd)......................................... 5.000    07/01/33        5,535,255
  1,250    California St Dept Wtr Res Pwr Ser A.......... 6.000    05/01/15        1,421,200

 6                                             See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                    COUPON   MATURITY        VALUE
           CALIFORNIA (CONTINUED)
$ 4,000    California St Dept Wtr Res Pwr Ser A (AMBAC
           Insd)......................................... 5.375%   05/01/18    $   4,341,720
  3,705    California St Dept Wtr Res Pwr Ser A (MBIA
           Insd)......................................... 5.375    05/01/21        3,948,937
  2,000    California St Dept Wtr Res Pwr Ser A (MBIA
           Insd)......................................... 5.375    05/01/22        2,117,420
  1,000    California St Pub Wks Brd UCLA Replacement
           Hosp Ser A (FSA Insd)......................... 5.375    10/01/20        1,070,850
  5,000    California St Univ Rev Systemwide Ser A (AMBAC
           Insd)......................................... 5.000    11/01/23        5,092,500
  2,650    California Statewide Cmnty Dev Auth Ctf Part
           (Acquired 11/23/99, Cost $2,650,000) (a)...... 7.250    11/01/29        2,751,574
  5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg
           Rev (Escrowed to Maturity) (MBIA Insd)........   *      09/01/17        2,520,500
  1,000    Davis, CA Pub Fac Fin Auth Mace Ranch Area Ser
           A............................................. 6.600    09/01/25        1,052,380
  1,300    Del Mar, CA Race Track Auth Rev Rfdg.......... 6.000    08/15/06        1,366,820
 18,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg (MBIA Insd)...................   *      01/15/25        5,344,560
 27,810    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg...............................   *      01/15/33        4,871,200
  6,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Sr Lien Ser A (Escrowed to
           Maturity).....................................   *      01/01/18        3,104,760
  2,240    Huntington Park, CA Redev Agy Rev Tax Alloc
           Santa Fe Redev Rfdg........................... 6.200    10/01/27        2,332,243
  2,000    Los Angeles, CA Uni Sch Dist Ser A (MBIA
           Insd)......................................... 5.375    07/01/18        2,192,500
  4,400    Los Angeles, CA Uni Sch Dist Ser A (MBIA
           Insd)......................................... 5.250    07/01/19        4,736,512
  5,585    Sacramento, CA City Fin Auth Rev Comb Proj B
           (MBIA Insd)...................................   *      11/01/14        3,447,230
  1,375    San Bernadino, CA Jt Pwr Fin Auth Alloc Rev
           Central City Merged Proj A Rfdg (AMBAC
           Insd)......................................... 5.750    07/01/20        1,586,337
  1,000    Stockton, CA Cmnty Fac Dist Spl Tax No 1-A
           Mello Roos-Weston Ranch Ser A................. 5.800    09/01/14        1,051,430
  4,000    University, CA Rev Gen Ser A (AMBAC Insd)..... 5.000    05/15/33        4,025,560
  5,000    University, CA Rev Gen Ser B (AMBAC Insd)
           (b)........................................... 5.000    05/15/20        5,209,800
                                                                               -------------
                                                                                  75,672,496
                                                                               -------------
           COLORADO  1.9%
  1,000    Colorado Hlth Fac Auth Rev Catholic Hlth
           Initiatives Ser A............................. 5.500    03/01/32        1,019,660
  1,125    Colorado Hlth Fac Auth Rev Hosp Portercare
           Adventist Hlth................................ 6.500    11/15/31        1,212,525
  2,200    La Plata Cnty, CO Sch Dist 9-R Durango (MBIA
           Insd)......................................... 5.250    11/01/21        2,328,524
  6,365    Platte Riv Pwr Auth CO Pwr Rev Ser EE......... 5.375    06/01/16        6,968,720
                                                                               -------------
                                                                                  11,529,429
                                                                               -------------

See Notes to Financial Statements                                              7

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                    COUPON   MATURITY        VALUE
           CONNECTICUT  5.5%
$ 7,140    Connecticut St Hlth & Ed Fac Auth Rev Nursing
           Home Proj AHF/Hartford (Prerefunded @
           11/01/04)..................................... 7.125%   11/01/24    $   7,712,414
  2,840    Connecticut St Spl Oblig Pkg Rev Bradley Intl
           Arpt Ser A (ACA Insd)......................... 6.600    07/01/24        3,027,809
  3,450    Connecticut St Spl Tax Oblig Ser B
           (Prerefunded @ 10/01/04) (FGIC Insd).......... 6.200    10/01/13        3,646,960
  3,540    Mashantucket Western Pequot Tribe CT Spl Rev
           Ser A, 144A-Private Placement (Acquired
           09/16/96, Cost $3,548,986) (c)................ 6.400    09/01/11        3,819,766
  3,460    Mashantucket Western Pequot Tribe CT Spl Rev
           Ser A, 144A-Private Placement (Prerefunded @
           09/01/07) (Acquired 09/16/96, Cost $3,470,087)
           (c)........................................... 6.400    09/01/11        3,946,857
  6,500    Mashantucket Western Pequot Tribe CT Spl Rev
           Ser B, 144A-Private Placement (Acquired
           12/18/98, Cost $6,551,470) (c)................ 5.750    09/01/18        6,710,340
  3,500    Mashantucket Western Pequot Tribe CT Spl Rev
           Ser B, 144A-Private Placement (Acquired
           04/29/98, Cost $3,506,300) (c)................ 5.750    09/01/27        3,554,530
                                                                               -------------
                                                                                  32,418,676
                                                                               -------------
           DELAWARE  0.2%
  1,325    Delaware St Hsg Auth Rev Sr Home Mtg Ser B
           SubSer B2..................................... 7.200    12/01/21        1,326,762
                                                                               -------------

           DISTRICT OF COLUMBIA  1.0%
  1,000    District of Columbia Hosp Rev Medlantic
           Hlthcare Group A Rfdg (Escrowed to Maturity)
           (MBIA Insd) (d)............................... 5.875    08/15/19        1,111,140
  5,000    Metropolitan Washington DC Arpt Auth Sys Ser A
           (FGIC Insd)................................... 5.125    10/01/26        5,035,350
                                                                               -------------
                                                                                   6,146,490
                                                                               -------------
           FLORIDA  9.3%
  3,380    Brevard Cnty, FL Hlth Fac Hlth First Inc Proj
           (MBIA Insd)................................... 5.125    04/01/31        3,428,300
  2,550    Broward Cnty, FL Wtr & Swr Util Rfdg (MBIA
           Insd)......................................... 5.000    10/01/20        2,654,091
  3,040    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
           Insd)......................................... 5.950    07/01/20        3,219,542
  1,000    Florida St Brd Ed Lottery Rev Ser A (FGIC
           Insd)......................................... 5.750    07/01/11        1,149,320
  3,000    Florida St Dept Environmental Protection
           Preservation Rev Ser A (FGIC Insd)............ 5.750    07/01/10        3,482,220
  1,895    Gulf Breeze, FL Rev Loc Govt (Variable Rate
           Coupon) (FGIC Insd)........................... 5.625    12/01/20        2,075,821
  1,155    Gulf Breeze, FL Rev Venice Loc Govt (FGIC
           Insd) (e)..................................... 5.050    12/01/20        1,235,850

 8                                             See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                    COUPON   MATURITY        VALUE
           FLORIDA (CONTINUED)
$ 2,310    Hillsborough Cnty, FL Indl Dev Auth Indl Dev
           Rev Hlth Fac Proj Univ Cmnty Hosp Ser A....... 5.500%   08/15/14    $   2,376,274
  1,000    Hillsborough Cnty, FL Indl Dev Auth Indl Dev
           Rev Univ Cmnty Hosp (MBIA Insd)............... 5.750    08/15/14        1,032,340
  1,000    Hillsborough Cnty, FL Util Jr Lien Rfdg (AMBAC
           Insd)......................................... 5.000    08/01/06        1,088,780
  1,000    Jea, FL Elec Sys Rev Ser 3 Ser A.............. 5.500    10/01/41        1,055,330
  1,000    Lake Cnty, FL Sch Brd Ctf Part (AMBAC Insd)... 5.375    07/01/15        1,104,820
    265    Lakeland, FL Hosp Sys Rev Lakeland Regl Hlth
           Sys........................................... 5.500    11/15/32          266,924
  1,515    Miami Beach, FL Stormwtr Rev (FGIC Insd)...... 5.250    09/01/25        1,568,480
  1,855    Miami Dade Cnty, FL Hlth Fac Miami Childrens
           Hosp Ser A Rfdg (AMBAC Insd).................. 5.000    08/15/20        1,904,640
  2,000    Miami-Dade Cnty, FL Aviation Rev Miami Intl
           Arpt (FGIC Insd).............................. 5.375    10/01/25        2,062,780
  2,700    Miami-Dade Cnty, FL Aviation Rev Miami Intl
           Arpt (FGIC Insd).............................. 5.375    10/01/32        2,775,519
  5,000    Miami-Dade Cnty, FL Aviation Ser A (FSA
           Insd)......................................... 5.125    10/01/35        5,034,300
  3,750    Orange Cnty, FL Sch Brd Ctf Part Ser A (AMBAC
           Insd)......................................... 5.250    08/01/14        4,141,425
  4,320    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
           Insd)......................................... 5.625    10/01/14        4,873,046
  4,300    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
           Insd)......................................... 5.500    10/01/31        4,559,032
  2,140    Reedy Creek, FL Impt Dist FL Ser A Rfdg (AMBAC
           Insd)......................................... 5.500    06/01/12        2,404,204
  1,060    Tallahassee, FL Lease Rev FL St Univ Proj Ser
           A (MBIA Insd)................................. 5.500    08/01/18        1,172,222
                                                                               -------------
                                                                                  54,665,260
                                                                               -------------
           GEORGIA  3.4%
  2,645    Georgia St Ser D.............................. 6.000    10/01/05        2,880,326
  3,500    Georgia St Ser D.............................. 6.000    10/01/06        3,931,235
  2,400    Municipal Elec Auth GA Combustion Turbine Proj
           Ser A (MBIA Insd)............................. 5.250    11/01/14        2,642,976
  8,030    Municipal Elec Auth GA Combustion Turbine Proj
           Ser A (MBIA Insd)............................. 5.250    11/01/18        8,634,659
  2,000    Royston, GA Hosp Auth Hosp Ctf Rev Ty Cobb
           Hlthcare Sys Inc Rfdg......................... 6.500    07/01/27        1,914,720
                                                                               -------------
                                                                                  20,003,916
                                                                               -------------

See Notes to Financial Statements                                              9

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                    COUPON   MATURITY        VALUE
           HAWAII  0.4%
$ 1,465    Honolulu, HI City & Cnty Ser D (FGIC Insd).... 4.700%   02/01/08    $   1,585,394
    975    Honolulu, HI City & Cnty Wastewtr Sys Rev Cap
           Apprec (FGIC Insd)............................   *      07/01/12          682,968
                                                                               -------------
                                                                                   2,268,362
                                                                               -------------
           ILLINOIS  15.0%
  3,400    Carol Stream, IL First Mtg Rev Windsor Pk Mnr
           Proj.......................................... 7.000    12/01/13        3,496,050
  1,500    Champaign Cnty, IL Cmnty Unit Sch Dist No 116
           Urbana Ser C (Prerefunded @ 01/01/10) (FGIC
           Insd).........................................   *      01/01/16          862,500
  1,300    Champaign Cnty, IL Cmnty Unit Sch Dist No 116
           Urbana Ser C (Prerefunded @ 01/01/10) (FGIC
           Insd).........................................   *      01/01/18          661,570
  1,285    Chicago, IL Brd Ed (FGIC Insd)................ 6.000    12/01/12        1,483,121
  1,400    Chicago, IL Brd Ed Ser A (MBIA Insd).......... 5.500    12/01/28        1,473,192
  4,000    Chicago, IL Neighborhoods Alive 21 Pgm Ser A
           (FGIC Insd)................................... 5.750    01/01/40        4,340,680
  2,500    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt 3rd
           Lien C 2 Rfdg (FSA Insd)...................... 5.250    01/01/30        2,540,200
  5,000    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
           Third Lien Ser A Rfdg (MBIA Insd)............. 5.375    01/01/32        5,108,950
  1,015    Chicago, IL O'Hare Intl Arpt Rev Second Lien
           Passenger Fac Ser B (AMBAC Insd).............. 5.500    01/01/16        1,109,669
  1,980    Chicago, IL Pk Dist Ser C (FGIC Insd)......... 5.500    01/01/19        2,159,705
  2,565    Chicago, IL Proj Ser C Rfdg (FGIC Insd)....... 5.750    01/01/12        2,895,526
  1,000    Cook Cnty, IL Cmnty Cons Sch Dist No 64 Park
           Ridge (FSA Insd).............................. 5.500    12/01/14        1,139,450
  1,000    Cook Cnty, IL Ser A (FGIC Insd)............... 5.500    11/15/31        1,051,240
  7,765    Du Page Cnty, IL Forest Preserve Dist.........   *      11/01/17        4,008,060
  5,000    Du Page Cnty, IL Trans Rev (FSA Insd)......... 5.750    01/01/15        5,658,550
  4,000    Hodgkins, IL Tax Increment Ser A Rfdg......... 7.625    12/01/13        4,236,760
  2,860    Illinois Dev Fin Auth Rev Adventist Hlth Ser A
           (MBIA Insd) (e)............................... 5.500    11/15/05        3,072,984
  2,725    Illinois Dev Fin Auth Rev Cmnty Rehab
           Providers Fac Ser A........................... 7.375    07/01/25        2,892,669
  2,705    Illinois Dev Fin Auth Rev Loc Govt Pgm Aurora
           East Sch (MBIA Insd)..........................   *      12/01/15        1,565,059
  1,565    Illinois Edl Fac Auth Rev DePaul Univ (AMBAC
           Insd)......................................... 5.625    10/01/15        1,762,926
  1,740    Illinois Edl Fac Auth Rev Lewis Univ.......... 5.900    10/01/14        1,753,816
  1,645    Illinois Hlth Fac Auth Rev Evangelical Hosp
           Ser C Rfdg (Partially prerefunded @ 04/15/02)
           (FSA Insd).................................... 6.750    04/15/12        1,995,747
  2,500    Illinois St First Ser (MBIA Insd)............. 5.500    12/01/09        2,870,725
  1,500    Illinois St First Ser (FGIC Insd)............. 5.375    11/01/14        1,657,305

 10                                            See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                    COUPON   MATURITY        VALUE
           ILLINOIS (CONTINUED)
$ 3,000    Illinois St First Ser (FSA Insd).............. 5.250%   12/01/21    $   3,167,280
  3,440    Kendall Kane & Will Cntys, IL Cmnty Sch Dist
           No 308 Ser B (FGIC Insd)...................... 5.250    10/01/19        3,667,969
    870    Metropolitan Pier & Expo Auth IL Dedicated St
           Tax Rev Cap Apprec (Escrowed to Maturity)
           (FGIC Insd)...................................   *      06/15/14          548,518
  3,460    Metropolitan Pier & Expo Auth IL Dedicated St
           Tax Rev Cap Apprec (Unrefunded Balance) (FGIC
           Insd).........................................   *      06/15/14        2,174,679
  2,675    Metropolitan Pier & Expo Auth IL Dedicated St
           Tax Rev McCormick Pl Expansion Ser A (MBIA
           Insd)......................................... 5.250    06/15/42        2,741,046
  1,510    Roselle, IL Multi-Family Hsg Rev Waterbury
           Apts Ser A Rfdg (GNMA Collateralized)......... 7.000    01/01/25        1,565,795
  3,230    Saint Clair Cnty, IL Cap Impt Rev McKendree
           College Proj Rfdg............................. 6.000    02/01/24        3,209,070
  3,060    Will Cnty, IL Cmnty Sch Dist No 161 Summit
           Hill Cap Apprec (FGIC Insd)...................   *      01/01/12        2,189,705
  3,505    Will Cnty, IL Cmnty Sch Dist No 161 Summit
           Hill Cap Apprec (FGIC Insd)...................   *      01/01/14        2,237,907
  2,010    Will Cnty, IL Cmnty Sch Dist No 161 Summit
           Hill Cap Apprec (FGIC Insd)...................   *      01/01/16        1,144,876
  1,415    Will Cnty, IL Cmnty Sch Dist No 161 Summit
           Hill Cap Apprec (FGIC Insd)...................   *      01/01/19          665,107
  9,660    Will Cnty, IL Fst Presv Dist Ser B (FGIC
           Insd).........................................   *      12/01/16        5,246,926
                                                                               -------------
                                                                                  88,355,332
                                                                               -------------
           INDIANA  1.3%
  1,000    Allen Cnty, IN Juvenile Justice Ctr First Mtg
           (AMBAC Insd).................................. 5.500    01/01/18        1,090,710
  1,000    Clark Pleasant, IN Cmnty Sch First Mtg (AMBAC
           Insd)......................................... 5.500    07/15/13        1,115,390
  1,580    Indiana Trans Fin Auth Toll Rd Lease Rev Rfdg
           (AMBAC Insd).................................. 5.375    07/01/09        1,754,748
  1,500    Petersburg, IN Pollutn Ctl Rev, IN Pwr & Lt
           (e)........................................... 5.950    12/01/29        1,381,245
  2,500    Vigo Cnty, IN Sch Bldg Corp First Mtg Impt &
           Rfdg (FSA Insd)............................... 5.250    07/10/24        2,587,325
                                                                               -------------
                                                                                   7,929,418
                                                                               -------------
           KANSAS  1.1%
  3,000    Sedgwick Cnty, KS Uni Sch Dist No 259 Wichita
           (MBIA Insd)................................... 6.000    09/01/09        3,509,340
  1,395    Wichita, KS Pub Bldg Comm Rev Wichita St Univ
           Proj Ser L Rfdg (AMBAC Insd).................. 5.000    02/01/15        1,493,640
  1,465    Wichita, KS Pub Bldg Comm Rev Wichita St Univ
           Proj Ser L Rfdg (AMBAC Insd).................. 5.000    02/01/16        1,559,053
                                                                               -------------
                                                                                   6,562,033
                                                                               -------------

See Notes to Financial Statements                                             11

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                    COUPON   MATURITY        VALUE
           KENTUCKY  2.9%
$ 4,000    Elsmere, KY Indl Dev Rev Courtaulds Pkg Inc
           Proj Rfdg (Prerefunded @ 04/01/05)............ 6.750%   04/01/10    $   4,379,600
  1,500    Kentucky St Ppty & Bldg Commn Proj No 69 Ser A
           Rfdg (FSA Insd)............................... 5.500    08/01/11        1,715,580
  3,000    Kentucky St Ppty & Bldg Commn Proj No 79 (MBIA
           Insd)......................................... 5.125    10/01/19        3,184,800
  3,500    Kentucky St Tpk Auth Econ Dev Revitalization
           Proj Rfdg (FSA Insd).......................... 5.500    07/01/07        3,924,970
  1,000    Kentucky St Tpk Auth Econ Dev Revitalization
           Proj Rfdg (FSA Insd).......................... 5.625    07/01/14        1,118,150
  2,350    Louisville & Jefferson, KY Swr Ser A (MBIA
           Insd)......................................... 5.500    05/15/15        2,623,658
                                                                               -------------
                                                                                  16,946,758
                                                                               -------------
           LOUISIANA  3.1%
  5,000    Ernest N Morial New Orleans LA Sr Sub Ser A
           (AMBAC Insd).................................. 5.250    07/15/21        5,289,900
  1,675    Louisiana Loc Govt Envir Facs Pkg Facs Corp
           Garage Proj Ser A (AMBAC Insd)................ 5.200    10/01/19        1,783,976
  3,000    Louisiana St Ser A (FGIC Insd)................ 5.500    11/15/07        3,391,110
  8,209    Louisiana St Univ & Agriculture & Mechanical
           College Univ Rev Master Lease (Acquired
           11/30/98, Cost $8,208,999) (a)................ 5.750    10/30/18        7,801,668
                                                                               -------------
                                                                                  18,266,654
                                                                               -------------
           MAINE  0.2%
  1,000    Maine Vets Homes, ME Rev (Prerefunded @
           10/01/05)..................................... 7.750    10/01/20        1,134,490
                                                                               -------------

           MARYLAND  1.4%
  2,300    Baltimore, MD Cap Apprec Cons Pub Ser A Impt &
           Rfdg (FGIC Insd)..............................   *      10/15/06        2,093,920
    670    Baltimore, MD Cap Apprec Ser A (Prerefunded @
           10/15/05) (FGIC Insd).........................   *      10/15/07          579,691
  1,845    Baltimore, MD Cap Apprec Ser A (Unrefunded
           Balance) (FGIC Insd)..........................   *      10/15/07        1,569,080
  1,700    Maryland St Trans Auth Arpt Baltimore/WA Intl
           Arpt B (AMBAC Insd)........................... 5.125    03/01/24        1,728,543
  2,365    Northeast, MD Waste Disp Auth Rfdg (AMBAC
           Insd)......................................... 5.500    04/01/16        2,547,625
                                                                               -------------
                                                                                   8,518,859
                                                                               -------------
           MASSACHUSETTS  3.2%
  1,775    Massachusetts Muni Whsl Elec Co Nuclear Proj 5
           (MBIA Insd)................................... 5.250    07/01/13        1,953,405
  1,745    Massachusetts St Cons Ln Ser B (Prerefunded @
           05/01/09)..................................... 5.250    05/01/13        1,977,940

 12                                            See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                    COUPON   MATURITY        VALUE
           MASSACHUSETTS (CONTINUED)
$ 5,000    Massachusetts St Cons Ln Ser E (Prerefunded @
           01/01/13) (FSA Insd).......................... 5.250%   01/01/20    $   5,550,350
    820    Massachusetts St Dev Fin Agy Rev Boston
           Architectural Ctr (ACA Insd).................. 6.100    09/01/18          869,889
  1,000    Massachusetts St Dev Fin Agy Rev Boston
           Architectural Ctr (ACA Insd).................. 6.250    09/01/28        1,048,320
  1,500    Massachusetts St Fed Hwy Gnt Antic Nt Ser A... 5.750    06/15/15        1,738,515
  3,700    Massachusetts St Hlth & Ed Fac Auth Rev (MBIA
           Insd)......................................... 5.000    07/01/13        3,854,956
  1,000    Massachusetts St Hlth & Ed Fac Auth Rev Partn
           Hlthcare Sys Ser C............................ 5.750    07/01/32        1,041,800
    825    Massachusetts St Hlth & Ed Fac Auth Rev
           Winchester Hosp Ser D Rfdg (Connie Lee
           Insd)......................................... 5.750    07/01/14          864,146
                                                                               -------------
                                                                                  18,899,321
                                                                               -------------
           MICHIGAN  4.4%
  3,560    Detroit, MI Loc Dev Fin Auth Tax Increment Sr
           Ser B (Acquired 09/08/97, Cost $3,560,000)
           (a)........................................... 6.700    05/01/21        3,565,660
    900    Detroit, MI Loc Dev Fin Auth Tax Increment Sub
           Ser C (Acquired 09/08/97, Cost $900,000)
           (a)........................................... 6.850    05/01/21          884,277
  3,860    Detroit, MI Ser A (XLCA Insd)................. 5.250    04/01/21        4,057,362
  2,930    Detroit, MI Wtr Supply Sys Rev Sr Lien Ser C
           Rfdg (MBIA Insd).............................. 5.250    07/01/18        3,163,726
  1,180    Hillsdale, MI Hosp Fin Auth Hosp Rev Hillsdale
           Cmnty Hlth Ctr................................ 5.750    05/15/18        1,111,477
  1,000    Macomb Cnty, MI Hosp Fin Auth Hosp Rev Mt
           Clemens Gen Hosp Ser B........................ 5.875    11/15/34          951,470
  2,000    Michigan Muni Bd Auth Rev Clean Wtr Rev Fd.... 5.250    10/01/18        2,163,280
    500    Michigan St Hosp Fin Auth Rev Hosp Genesys
           Regl Med Ser A Rfdg (Escrowed to Maturity).... 5.375    10/01/13          557,220
  2,640    Michigan St Hsg Dev Rental Hsg Rev Ser A (MBIA
           Insd)......................................... 5.300    10/01/37        2,653,358
  1,500    Michigan St Strategic Fd Detroit Edison Co
           Proj C Rfdg (XLCA Insd)....................... 5.450    12/15/32        1,539,690
  1,000    Michigan St Strategic Fd Detroit Edison
           Pollutn Ctl Ser B Rfdg........................ 5.650    09/01/29        1,013,480
  1,750    Michigan St Strategic Fd Ltd Oblig Rev WMX
           Technologies Inc Proj......................... 6.000    12/01/13        1,786,820
  2,500    Michigan St Trunk Line Ser A.................. 5.500    11/01/15        2,794,475
                                                                               -------------
                                                                                  26,242,295
                                                                               -------------

See Notes to Financial Statements                                             13

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                    COUPON   MATURITY        VALUE
           MISSISSIPPI  0.5%
$ 2,500    Mississippi Bus Fin Corp MS Pollutn Ctl Rev
           Sys Energy Res Inc Proj....................... 5.875%   04/01/22    $   2,492,900
    700    Mississippi Home Corp Single Family Rev Mtg
           Ser F (GNMA Collateralized)................... 7.550    12/01/27          720,055
                                                                               -------------
                                                                                   3,212,955
                                                                               -------------
           MISSOURI  2.9%
  1,400    Ellisville, MO Indl Dev Auth Rev Gambrill
           Gardens Proj Rfdg & Impt...................... 6.100    06/01/20        1,236,172
  1,000    Ellisville, MO Indl Dev Auth Rev Gambrill
           Gardens Proj Rfdg & Impt...................... 6.200    06/01/29          847,960
  1,250    Fulton 54 Trans Corp Hwt Rev MO (AMBAC
           Insd)......................................... 4.600    09/01/04        1,285,175
  1,740    Good Shepherd Nursing Home Dist MO Nursing
           Home Fac Rev (Prerefunded @ 08/15/05)......... 7.625    08/15/15        1,956,613
  1,000    Kearney, MO (AMBAC Insd)...................... 5.500    03/01/16        1,110,560
  1,415    Missouri St Hlth & Ed Fac Rev Univ MO Columbia
           Arena Proj.................................... 5.000    11/01/18        1,487,222
  3,085    Missouri St Hwy & Trans Commn Rd Rev Ser A.... 5.250    02/01/07        3,405,130
  1,000    Missouri St Hwy & Trans Commn Rd Rev Ser A.... 5.125    02/01/17        1,067,170
  2,810    Perry Cnty, MO Nursing Home Rev Rfdg.......... 5.900    03/01/28        2,283,462
  2,505    St Louis, MO Arpt Rev Cap Impt Prog Ser A
           (MBIA Insd)................................... 5.375    07/01/20        2,672,735
                                                                               -------------
                                                                                  17,352,199
                                                                               -------------
           NEVADA  0.7%
  2,500    Reno, NV Cap Impt Rev (FGIC Insd)............. 5.125    06/01/26        2,538,750
  1,500    Reno, NV Sr Lien Retrac Reno Trans Proj (AMBAC
           Insd)......................................... 5.125    06/01/37        1,512,780
                                                                               -------------
                                                                                   4,051,530
                                                                               -------------
           NEW HAMPSHIRE  1.3%
  4,800    New Hampshire Higher Ed & Hlth Fac Auth Rev
           Daniel Webster College Issue.................. 6.300    07/01/29        4,542,672
  2,000    New Hampshire Higher Ed & Hlth Fac Auth Rev
           Riverwoods at Exeter Ser A.................... 6.500    03/01/23        1,958,880
  1,000    New Hampshire Hlth & Ed Fac Auth Rev
           Derryfield Sch................................ 6.750    07/01/20        1,002,800
                                                                               -------------
                                                                                   7,504,352
                                                                               -------------
           NEW JERSEY  8.8%
  4,000    Camden Cnty, NJ Impt Auth Lease Rev Kaighn PT
           Marine Term Ser A (Asset Gty Insd) (f) (g).... 8.000    06/01/27          280,000
  1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd)...................................   *      03/01/04          995,970
  1,460    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd)...................................   *      03/01/05        1,434,187

 14                                            See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                    COUPON   MATURITY        VALUE
           NEW JERSEY (CONTINUED)
$ 1,465    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd)...................................   *      03/01/06    $   1,406,693
  1,615    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd)...................................   *      03/01/07        1,501,498
  1,555    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
           (FGIC Insd)...................................   *      03/01/08        1,386,873
  2,500    New Jersey Econ Dev Auth Sch Facs Constr Ser C
           (MBIA Insd)................................... 5.000%   06/15/16        2,668,475
 25,000    New Jersey Econ Dev Auth St Contract Econ
           Recovery (MBIA Insd).......................... 5.900    03/15/21       29,004,750
  2,825    New Jersey St Ed Fac Auth Higher Ed Cap Impt
           Ser A (AMBAC Insd)............................ 5.250    09/01/19        3,023,569
  3,500    New Jersey St Tpk Auth Tpk Rev Ser C (FSA
           Insd)......................................... 6.500    01/01/16        4,266,115
  1,000    New Jersey St Trans Corp Capital Grant Antic
           Nt Ser B (AMBAC Insd)......................... 5.500    02/01/08        1,124,420
  3,500    New Jersey St Trans Corp Ctf Fed Trans Admin
           Grants Ser A (AMBAC Insd)..................... 5.500    09/15/13        3,975,020
  1,000    New Jersey St Trans Tr Fd Auth Trans Sys Ser
           A............................................. 5.750    06/15/18        1,152,010
                                                                               -------------
                                                                                  52,219,580
                                                                               -------------
           NEW MEXICO  0.3%
  1,500    Jicarilla, NM Apache Nation Adj Ser A
           (Acquired 10/23/03, Cost $1,514,910) (a)...... 5.000    09/01/18        1,518,060
                                                                               -------------

           NEW YORK  12.2%
  1,870    Long Island Pwr Auth, NY Elec Cap Apprec (FSA
           Insd).........................................   *      06/01/18          970,979
  3,000    Metropolitan Trans Auth NY Ser A Rfdg (FGIC
           Insd)......................................... 5.250    11/15/31        3,108,030
  2,500    Nassau Cnty, NY Impt Ser F.................... 7.000    03/01/04        2,543,500
  2,500    Nassau Cnty, NY Interim Fin Auth Sales Tax
           Secured Ser A................................. 5.750    11/15/13        2,826,575
  1,000    Nassau Cnty, NY Ser A Rfdg (FGIC Insd)........ 6.000    07/01/10        1,167,500
     85    New York City Adj SubSer A-1 (Partially
           prerefunded @ 08/01/03)....................... 5.750    08/01/12           86,527
  3,375    New York City Hlth & Hosp Corp Rev Hlth Sys
           Ser A (AMBAC Insd)............................ 5.000    02/15/11        3,713,783
  7,000    New York City Ser A........................... 6.250    08/01/08        7,820,470
  2,000    New York City Ser H (FGIC Insd)............... 6.000    08/01/12        2,345,440
  1,000    New York City Ser H........................... 5.750    03/15/13        1,099,030
  3,375    New York City Transitional Future Tax Secd Ser
           B............................................. 5.000    08/01/21        3,475,845
  2,000    New York City Transitional Future Tax Secd Ser
           C (AMBAC Insd)................................ 5.250    08/01/22        2,105,140
  1,545    New York St Dorm Auth Lease Teachers College
           (FSA Insd).................................... 5.250    08/15/15        1,676,819

See Notes to Financial Statements                                             15

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                    COUPON   MATURITY        VALUE
           NEW YORK (CONTINUED)
$ 6,800    New York St Dorm Auth Rev City Univ Sys Cons
           Ser A......................................... 5.625%   07/01/16    $   7,697,396
  3,000    New York St Dorm Auth Rev Sch Dist Fin Pgm Ser
           D (MBIA Insd)................................. 5.500    10/01/17        3,328,680
  4,200    New York St Dorm Auth Rev Secd Hosp N General
           Hosp Rfdg..................................... 5.750    02/15/19        4,616,430
  1,250    New York St Dorm Auth Revs Cons City Univ Sys
           A (FSA Insd).................................. 5.750    07/01/13        1,449,425
  2,070    New York St Med Care Fac Fin Agy Rev Mental
           Hlth Svcs Ser F Rfdg (Partially prerefunded @
           02/15/04) (MBIA Insd)......................... 5.375    02/15/14        2,132,059
  4,000    New York St Twy Auth Svc Cntrct Loc Hwy Brdg
           (Prerefunded @ 04/01/11)...................... 5.250    04/01/16        4,528,440
  5,013    Plainedge, NY Union Free Sch Dist (Acquired
           07/25/97, Cost $5,012,732) (a)................ 6.000    06/01/12        5,295,551
  5,000    Triborough Brdg & Tunl Auth NY Gen Ser B
           Rfdg.......................................... 5.000    11/15/21        5,144,600
  2,000    Triborough Brdg & Tunl Auth NY Ser E Rfdg
           (MBIA Insd)................................... 5.000    11/15/32        2,018,060
  3,000    Triborough Brdg & Tunl Auth Gen Purp Ser A.... 5.000    01/01/27        3,022,800
                                                                               -------------
                                                                                  72,173,079
                                                                               -------------
           NORTH CAROLINA  5.1%
  2,000    Johnston Cnty, NC (FGIC Insd)................. 5.900    03/01/19        2,287,540
  7,015    North Carolina Eastern Muni Pwr Agy Pwr Sys
           Rev Ser A Rfdg (MBIA Insd).................... 5.500    01/01/05        7,358,665
  2,200    North Carolina Eastern Muni Pwr Agy Pwr Sys
           Rev Ser C (ACA Insd).......................... 5.000    01/01/21        2,196,084
  8,300    North Carolina Muni Pwr Agy No 1 Catawba Elec
           Rev Rfdg (MBIA Insd).......................... 6.000    01/01/12        9,656,718
  6,605    North Carolina Muni Pwr Agy Ser A (MBIA
           Insd)......................................... 5.250    01/01/20        7,001,300
  1,315    University, NC Wilmington Rev (AMBAC Insd).... 5.250    01/01/19        1,409,259
                                                                               -------------
                                                                                  29,909,566
                                                                               -------------
           OHIO  6.7%
  3,950    Cincinnati, OH City Sch Dist Sch Impt (FSA
           Insd)......................................... 5.250    06/01/18        4,255,730
  2,800    Cleveland-Cuyahoga Cnty, OH Dev Port Auth Rev
           Cleveland Bond Fd Ser B....................... 5.375    05/15/18        2,622,704
  1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
           Proj.......................................... 7.500    01/01/30        1,103,390
  2,170    Franklin Cnty, OH Convention Fac Auth Tax &
           Lease Rev Antic Bds Rfdg (AMBAC Insd)......... 5.250    12/01/13        2,414,472
  2,350    Franklin Cnty, OH Convention Fac Auth Tax &
           Lease Rev Antic Bds Rfdg (AMBAC Insd)......... 5.250    12/01/17        2,548,505
  1,200    Franklin Cnty, OH Convention Fac Auth Tax &
           Lease Rev Antic Bds Rfdg (AMBAC Insd)......... 5.250    12/01/18        1,291,944
  4,800    Franklin Cnty, OH Hosp Rev Holy Cross Hlth Sys
           Ser B Rfdg (MBIA Insd) (d).................... 5.250    06/01/10        5,004,480

 16                                            See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                    COUPON   MATURITY        VALUE
           OHIO (CONTINUED)
$ 2,000    Lebanon, OH City Sch Dist (FSA Insd).......... 5.500%   12/01/16    $   2,232,600
  1,000    Lorain Cnty, OH Hosp Rev Catholic Hlthcare.... 5.375    10/01/30        1,003,460
  2,000    Lorain, OH City Sch Dist Classroom Fac Impt
           (MBIA Insd)................................... 5.250    12/01/20        2,141,880
  1,000    Mahoning Cnty, OH Hosp Fac Forum Hlth Oblig
           Group Ser A................................... 6.000    11/15/32        1,033,860
  1,520    Miami Univ OH Gen Rcpts Rfdg (AMBAC Insd)..... 5.000    12/01/21        1,571,650
  1,580    Montgomery Cnty, OH Hosp Rev Grandview Hosp &
           Med Cent Rfdg (Escrowed to Maturity).......... 5.375    12/01/05        1,710,366
  2,270    Montgomery Cnty, OH Hosp Rev Kettering Med
           Cent Impt & Rfdg (MBIA Insd).................. 6.250    04/01/20        2,696,760
  1,000    Ohio St Air Quality Dev Auth Rev JMG Funding
           Ltd Part Proj Rfdg (AMBAC Insd)............... 6.375    04/01/29        1,066,230
  2,500    Ohio St Bldg Auth St Fac Adult Correction Ser
           A Rfdg (FSA Insd)............................. 5.500    10/01/12        2,812,675
  1,000    Ohio St Higher Ed Cap Fac Ser II A............ 5.250    12/01/05        1,079,880
  2,950    Parma, OH Hosp Impt Rev Parma Cmnty Gen Hosp
           Assoc Rfdg.................................... 5.375    11/01/29        2,945,900
                                                                               -------------
                                                                                  39,536,486
                                                                               -------------
           OKLAHOMA  1.1%
  1,240    Kay Cnty, OK Home Fin Auth Rev Single Family
           Mtg Ser A Rfdg (Escrowed to Maturity) (AMBAC
           Insd)......................................... 7.000    11/01/11        1,546,441
  2,060    Oklahoma Hsg Fin Agy Single Family Rev Mtg
           Class B (GNMA Collateralized)................. 7.997    08/01/18        2,228,055
  2,305    Oklahoma St Cap Impt Auth St (MBIA Insd)...... 5.000    06/01/06        2,501,985
                                                                               -------------
                                                                                   6,276,481
                                                                               -------------
           OREGON  2.1%
  4,000    Oregon Hlth Sciences Univ Insd Ser A (MBIA
           Insd)......................................... 5.250    07/01/22        4,212,320
  1,500    Oregon St Dept Admin Ser C Rfdg (MBIA Insd)... 5.250    11/01/17        1,616,610
  1,250    Portland, OR Cmnty College Dist Ser B......... 5.250    06/01/12        1,388,225
  1,500    Washington Multnomah & Yamhill Cntys, OR Sch
           Dist No 11 (MBIA Insd)........................ 5.000    06/01/13        1,625,505
  3,195    Yamhill Cnty, OR Sch Dist No 029J Newberg
           (MBIA Insd)................................... 5.250    06/15/18        3,436,606
                                                                               -------------
                                                                                  12,279,266
                                                                               -------------
           PENNSYLVANIA  6.4%
  2,500    Allegheny Cnty, PA San Auth Swr (MBIA Insd)... 5.500    12/01/30        2,645,725
  3,850    Greater Latrobe, PA Sch Auth (FGIC Insd)...... 5.250    04/01/16        4,175,171
    135    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj A Rfdg.................. 4.800    12/15/03          135,045
    210    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj A Rfdg.................. 5.000    12/15/05          209,341

See Notes to Financial Statements                                             17

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                    COUPON   MATURITY        VALUE
           PENNSYLVANIA (CONTINUED)
$   275    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj A Rfdg.................. 5.100%   12/15/06    $     273,171
    295    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj A Rfdg.................. 5.250    12/15/07          291,619
    210    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj A Rfdg.................. 5.300    12/15/08          206,619
    320    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj A Rfdg.................. 5.300    12/15/09          309,181
    240    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj A Rfdg.................. 5.400    12/15/10          230,206
  1,650    Montgomery Cnty, PA Indl Dev Auth Retirement
           Cmnty Rev Adult Cmnty Total Svc Ser B......... 5.625    11/15/12        1,733,276
  2,700    Pennsylvania Econ Dev Fin Auth Res Recovery
           Rev Colver Proj Ser D......................... 7.150    12/01/18        2,798,145
  1,000    Pennsylvania St Tpk Commn Rev Ser T Rfdg (FGIC
           Insd)......................................... 5.500    12/01/11        1,146,620
  1,000    Philadelphia, PA Auth Indl Dev Philadelphia
           Arpt Sys Proj Ser A (FGIC Insd)............... 5.125    07/01/19        1,022,400
  2,600    Philadelphia, PA Auth Indl Ser B (FSA Insd)... 5.500    10/01/16        2,863,640
  3,200    Philadelphia, PA Gas Wks Rev 1998 Gen
           Ordinance 4th Ser (FSA Insd).................. 5.250    08/01/19        3,420,096
  4,305    Philadelphia, PA Redev Auth Rev Neighborhood
           Transformation Ser A (FGIC Insd).............. 5.250    04/15/11        4,833,094
  1,500    Philadelphia, PA Sch Dist Ser A (FSA Insd).... 5.750    02/01/12        1,703,265
  5,205    Pittsburgh, PA Ser A (AMBAC Insd)............. 5.500    09/01/17        5,617,444
  4,000    State Pub Sch Bldg Auth PA Philadelphia Sch
           Dist Proj (FSA Insd).......................... 5.000    06/01/33        4,028,600
                                                                               -------------
                                                                                  37,642,658
                                                                               -------------
           RHODE ISLAND  1.3%
  2,150    Providence, RI Redev Agy Ctf Part Ser A
           (Prerefunded @ 09/01/04)...................... 8.000    09/01/24        2,312,261
  2,420    Rhode Island St Cons Cap Dev Ln Ser A......... 5.000    08/01/12        2,475,708
  2,495    Rhode Island St Hlth & Ed Higher Ed Johnson &
           Wales Rfdg (XLCA Insd)........................ 5.375    04/01/18        2,707,848
                                                                               -------------
                                                                                   7,495,817
                                                                               -------------
           SOUTH CAROLINA  0.7%
  2,000    Rock Hill, SC Util Sys Rev Comb Ser A Impt &
           Rfdg (FSA Insd)............................... 5.375    01/01/18        2,174,780
    475    Rock Hill, SC Util Sys Rev Comb Ser C Rfdg
           (FSA Insd).................................... 5.125    01/01/13          515,043
  1,500    South Carolina Jobs Econ Dev Auth Indl Rev
           Elec & Gas Co Proj Ser A (AMBAC Insd)......... 5.200    11/01/27        1,546,200
                                                                               -------------
                                                                                   4,236,023
                                                                               -------------

 18                                            See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                    COUPON   MATURITY        VALUE
           SOUTH DAKOTA  1.0%
$ 5,835    South Dakota Hsg Dev Auth Homeownership Mtg
           Ser F......................................... 5.800%   05/01/28    $   5,957,593
                                                                               -------------

           TENNESSEE  2.6%
  4,000    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
           First Mtg Mtn St Hlth Ser A Rfdg (MBIA
           Insd)......................................... 7.500    07/01/25        5,015,600
  2,500    Memphis, TN (Prerefunded @10/01/06)........... 5.250    10/01/14        2,781,700
  2,905    Memphis, TN Gen Impt.......................... 5.000    05/01/20        3,021,984
  1,000    Metropolitan Nashville Arpt Auth TN Impt Ser A
           Rfdg (FGIC Insd).............................. 6.600    07/01/14        1,176,710
  1,425    Tennessee Hsg Dev Agy Home Ownership Pgm 2-
           A............................................. 5.700    07/01/31        1,467,337
  1,720    Wilson Cnty, TN Sch Rfdg (FGIC Insd).......... 5.000    04/01/17        1,852,801
                                                                               -------------
                                                                                  15,316,132
                                                                               -------------
           TEXAS  8.8%
  1,000    Brazos Cnty, TX Hlth Fac Dev Oblig Grp........ 5.375    01/01/32          994,170
  1,350    Cameron Cnty, TX Ctfs Oblig (AMBAC Insd)...... 5.750    02/15/14        1,510,353
  2,500    Coastal Bend Hlth Fac Dev, TX Ser C (Inverse
           Fltg) (Escrowed to Maturity) (AMBAC Insd)
           (h)........................................... 8.138    11/15/13        3,374,750
  2,420    Dallas Cnty, TX Cmnty College Dist Rev Fing
           Sys (AMBAC Insd).............................. 5.375    02/15/16        2,645,447
  2,000    Fort Worth, TX Wtr & Swr Rev Impt Rfdg........ 5.500    02/15/05        2,108,300
  1,745    Harris Cnty, TX Perm Impt & Rfdg.............. 5.000    10/01/11        1,902,888
  3,345    Houston, TX Hotel Occupancy Tax Convtn &
           Entertnmnt Ser B (AMBAC Insd)................. 5.750    09/01/14        3,800,121
  3,000    Houston, TX Indpt Sch Dist Maintenance Tax Nt
           (FSA Insd).................................... 5.000    07/15/20        3,096,570
  6,790    Houston, TX Indpt Sch Dist Pub Fac Corp Lease
           Rev Cap Apprec West Side Ser B (AMBAC Insd)...   *      09/15/14        4,198,868
  1,500    Houston, TX Pub Impt Rfdg (FSA Insd).......... 5.750    03/01/15        1,691,805
  2,500    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser B
           Rfdg (FGIC Insd).............................. 6.250    12/01/05        2,746,550
  1,000    Mesquite, TX Hlth Fac Dev Christian Care
           Retirement Fac Ser A.......................... 7.625    02/15/28        1,038,570
  1,400    Metropolitan Hlth Fac Dev Corp TX Wilson N
           Jones Mem Hosp Proj........................... 7.250    01/01/31        1,296,722
  1,000    North Central, TX Hlth Fac Dev Hosp Baylor
           Hlth Care Sys Proj A.......................... 5.125    05/15/29          997,150
  4,000    North Central, TX Hlth Fac Dev Hosp Childrens
           Med Ctr Dallas (AMBAC Insd)................... 5.250    08/15/32        4,113,480
  4,173    Region One Ed Svc Cent Sub Tech Fac Proj
           (Acquired 12/30/97, Cost $4,172,840) (a)...... 6.590    12/15/17        4,270,776
  4,000    San Antonio, TX Elec & Gas Rev Sys Rfdg....... 5.375    02/01/18        4,308,680
  1,245    Texas Gen Svc Comm Part Int................... 7.250    08/01/11        1,262,707

See Notes to Financial Statements                                             19

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                    COUPON   MATURITY        VALUE
           TEXAS (CONTINUED)
$    65    Texas Muni Pwr Agy Rev (Escrowed to Maturity)
           (MBIA Insd)...................................   *      09/01/15    $      38,390
  3,935    Texas Muni Pwr Agy Rev (Unrefunded Balance)
           (MBIA Insd)...................................   *      09/01/15        2,308,507
  4,000    Texas St Univ Sys Fin Rev Rfdg (FSA Insd)..... 5.000%   03/15/19        4,153,600
                                                                               -------------
                                                                                  51,858,404
                                                                               -------------
           UTAH  0.8%
  3,500    Bountiful, UT Hosp Rev South Davis Cmnty Hosp
           Proj (Prerefunded @ 06/15/04) (Acquired
           06/23/92, Cost $3,500,000) (a)................ 9.500    12/15/18        3,786,930
  1,000    Utah St Ser B Rfdg............................ 5.250    07/01/08        1,125,310
                                                                               -------------
                                                                                   4,912,240
                                                                               -------------
           VIRGINIA  2.6%
  1,320    Fairfax Cnty, VA Ctf Part..................... 5.300    04/15/23        1,360,036
  1,500    Henrico Cnty, VA Indl Dev Auth Pub Fac Lease
           Rev Henrico Cnty Regl Jail Proj (Prerefunded @
           08/01/05)..................................... 6.500    08/01/10        1,665,915
  1,500    Henrico Cnty, VA Indl Dev Auth Pub Fac Lease
           Rev Henrico Cnty Regl Jail Proj (Prerefunded @
           08/01/05)..................................... 7.125    08/01/21        1,682,085
  1,630    Richmond, VA (FSA Insd)....................... 5.125    01/15/08        1,813,310
  1,340    Richmond, VA (FSA Insd)....................... 5.500    01/15/10        1,527,680
  2,155    Virginia Comwlth Trans Brd North VA Trans Dist
           Pg Ser A...................................... 5.375    05/15/14        2,377,137
  5,000    Virginia St Pub Sch Auth Sch Fing 1997
           Resolution Ser C (b).......................... 5.000    08/01/20        5,213,250
                                                                               -------------
                                                                                  15,639,413
                                                                               -------------
           WASHINGTON  5.5%
  5,000    Bellevue, WA Convention Cent Auth Spl Oblig
           Rev Rfdg (MBIA Insd)..........................   *      02/01/24        1,686,350
  3,230    Clark Cnty, WA Pub Util Dist No. 001 Gen Sys
           Rev Rfdg (FSA Insd)........................... 5.500    01/01/07        3,575,642
  3,000    Clark Cnty, WA Pub Util Dist No. 001 Gen Sys
           Rev Rfdg (FSA Insd)........................... 5.625    01/01/12        3,380,280
  5,000    Cowlitz Cnty, WA Spl Swr Rev Csob Wastewtr
           Treatment Rfdg (FGIC Insd).................... 5.500    11/01/19        5,617,800
  5,000    Energy Northwest WA Elec Rev Proj No 3 Ser A
           Rfdg (XLCA Insd).............................. 5.500    07/01/17        5,518,050
  3,000    Energy Northwest WA Elec Rev Proj No 3 Ser A
           Rfdg (FSA Insd)............................... 5.500    07/01/18        3,259,590
  5,000    King Cnty, WA Ser B Rfdg (MBIA Insd).......... 5.250    01/01/34        5,096,600
  1,000    Port Seattle, WA Rev Ser B (MBIA Insd)........ 5.625    02/01/24        1,039,590

 20                                            See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2003

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                                    COUPON   MATURITY        VALUE
           WASHINGTON (CONTINUED)
$ 1,345    Tacoma, WA Elec Sys Rev Ser A Rfdg (FSA
           Insd)......................................... 5.750%   01/01/15    $   1,516,313
  1,750    Washington St Pub Pwr Supply Sys Nuclear Proj
           No 1 Rev (MBIA Insd).......................... 5.750    07/01/12        1,954,190
                                                                               -------------
                                                                                  32,644,405
                                                                               -------------
           WEST VIRGINIA  1.1%
  6,550    Harrison Cnty, WV Cnty Cmnty Solid Waste Disp
           Rev Potomac Edison Co Ser A (MBIA Insd)....... 6.875    04/15/22        6,646,482
                                                                               -------------

           WISCONSIN  2.1%
  5,000    Wisconsin St Hlth & Ed Fac Auth Mercy Hlth Sys
           Corp (AMBAC Insd)............................. 5.500    08/15/25        5,259,250
  7,280    Wisconsin St Hlth & Ed Fac Auth Rev Children's
           Hosp (FGIC Insd).............................. 5.000    08/15/10        7,446,202
                                                                               -------------
                                                                                  12,705,452
                                                                               -------------
           GUAM  0.9%
  5,000    Guam Pwr Auth Rev Ser A (AMBAC Insd).......... 5.250    10/01/34        5,145,400
                                                                               -------------

           PUERTO RICO  0.4%
  2,000    Puerto Rico Muni Fin Agy Ser A (FSA Insd)..... 5.250    08/01/20        2,142,480
                                                                               -------------

TOTAL LONG-TERM INVESTMENTS  148.6%
  (Cost $831,253,260).......................................................     878,438,091

SHORT-TERM INVESTMENTS  2.5%
  (Cost $14,600,000)........................................................      14,600,000
                                                                               -------------

TOTAL INVESTMENTS  151.1%
  (Cost $845,853,260).......................................................     893,038,091

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.3%)...............................      (2,102,624)

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (50.8%).................    (300,053,705)
                                                                               -------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..............................   $ 590,881,762
                                                                               =============

*   Zero coupon bond

(a) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 5.4% of net assets including preferred shares.

(b) Securities purchased on a when-issued or delayed delivery basis.

See Notes to Financial Statements                                             21

YOUR TRUST'S INVESTMENTS

October 31, 2003

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 5.4% of net assets including preferred shares.

(d) Asset segregated as collateral for open futures transactions. All or a portion of these securities have been physically segregated in connection with open futures contracts.

(e) Security converts to a fixed coupon rate at a predetermined date.

(f) Non-income producing security.

(g) Issuer has filed for protection in federal bankruptcy court.

(h) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

Asset Gty--Asset Guaranty Insurance Co.

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

XLCA--XL Capital Assurance Inc.

 22                                            See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2003

ASSETS:
Total Investments (Cost $845,853,260).......................  $893,038,091
Cash........................................................       525,881
Receivables:
  Interest..................................................    11,828,544
  Investments Sold..........................................     2,715,623
Other.......................................................        16,634
                                                              ------------
    Total Assets............................................   908,124,773
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    16,017,038
  Investment Advisory Fee...................................       452,836
  Income Distributions--Common Shares.......................       183,258
  Administrative Fee........................................        37,736
  Affiliates................................................        33,273
  Variation Margin on Futures...............................        20,109
Trustees' Deferred Compensation and Retirement Plans........       265,492
Accrued Expenses............................................       179,564
                                                              ------------
    Total Liabilities.......................................    17,189,306
Preferred Shares (including accrued distributions)..........   300,053,705
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $590,881,762
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($590,881,762 divided by
  36,365,393 shares outstanding)............................  $      16.25
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 36,365,393 shares issued and
  outstanding)..............................................  $    363,654
Paid in Surplus.............................................   538,413,497
Net Unrealized Appreciation.................................    46,947,631
Accumulated Undistributed Net Investment Income.............     3,974,030
Accumulated Net Realized Gain...............................     1,182,950
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $590,881,762
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 12,000 issued with liquidation preference of
  $25,000 per share)........................................  $300,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $890,881,762
                                                              ============

See Notes to Financial Statements                                             23

Statement of Operations
For the Year Ended October 31, 2003

INVESTMENT INCOME:
Interest....................................................  $44,506,539
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    5,355,897
Preferred Share Maintenance.................................      802,490
Administrative Fee..........................................      446,325
Legal.......................................................      120,113
Trustees' Fees and Related Expenses.........................      101,262
Custody.....................................................       52,649
Other.......................................................      386,162
                                                              -----------
    Total Expenses..........................................    7,264,898
    Less Credits Earned on Cash Balances....................        1,302
                                                              -----------
    Net Expenses............................................    7,263,596
                                                              -----------
NET INVESTMENT INCOME.......................................  $37,242,943
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 3,774,488
  Futures...................................................     (965,465)
                                                              -----------
Net Realized Gain...........................................    2,809,023
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   45,190,571
  End of the Period:
    Investments.............................................   47,184,831
    Futures.................................................     (237,200)
                                                              -----------
                                                               46,947,631
                                                              -----------
Net Unrealized Appreciation During the Period...............    1,757,060
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 4,566,083
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $(3,055,413)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $38,753,613
                                                              ===========

 24                                            See Notes to Financial Statements

Statements of Changes in Net Assets

                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2003    OCTOBER 31, 2002
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 37,242,943        $ 38,628,846
Net Realized Gain.......................................       2,809,023           6,482,908
Net Unrealized Appreciation/Depreciation During the
  Period................................................       1,757,060          (5,984,542)
Distributions to Preferred Shareholders:
  Net Investment Income.................................      (3,055,413)         (4,166,801)
                                                            ------------        ------------
Change in Net Assets Applicable to Common Shares from
  Operations............................................      38,753,613          34,960,411
Distributions to Common Shareholders:
  Net Investment Income.................................     (34,036,119)        (33,199,705)
                                                            ------------        ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................       4,717,494           1,760,706

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     586,164,268         584,403,562
                                                            ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $3,974,030 and $4,041,876,
  respectively).........................................    $590,881,762        $586,164,268
                                                            ============        ============

See Notes to Financial Statements                                             25

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                              ------------------------------
                                                               2003      2002 (a)     2001
                                                              ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $ 16.12    $ 16.07     $ 14.91
                                                              -------    -------     -------
  Net Investment Income.....................................     1.02       1.06        1.13
  Net Realized and Unrealized Gain/Loss.....................      .13        .01        1.12
  Common Share Equivalent of Distributions Paid to Preferred
    Shareholders:
    Net Investment Income...................................     (.08)      (.11)       (.27)
    Net Realized Gain.......................................      -0-        -0-         -0-
                                                              -------    -------     -------
Total from Investment Operations............................     1.07        .96        1.98
Distributions Paid to Common Shareholders:
    Net Investment Income...................................     (.94)      (.91)       (.82)
    Net Realized Gain.......................................      -0-        -0-         -0-
                                                              -------    -------     -------
NET ASSET VALUE, END OF THE PERIOD..........................  $ 16.25    $ 16.12     $ 16.07
                                                              =======    =======     =======

Common Share Market Price at End of the Period..............  $ 14.57    $ 14.30     $ 13.79
Total Return (b)............................................    8.60%     10.49%      15.97%
Net Assets Applicable to Common Shares at End of the Period
  (In millions).............................................  $ 590.9    $ 586.2     $ 584.4
Ratio of Expenses to Average Net Assets Applicable to Common
  Shares (c)................................................    1.23%      1.35%       1.55%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...........................    6.28%      6.70%       7.26%
Portfolio Turnover..........................................      24%        38%         28%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)................................................     .81%       .89%       1.01%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...........................    5.77%      5.98%       5.51%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..........................   12,000     12,000      12,000
Asset Coverage Per Preferred Share (e)......................  $74,245    $73,861     $73,700
Involuntary Liquidating Preference Per Preferred Share......  $25,000    $25,000     $25,000
Average Market Value Per Preferred Share....................  $25,000    $25,000     $25,000

*  Non-Annualized

(a)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares from 6.69% to 6.70%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                              TWO
                            MONTHS
YEAR ENDED OCTOBER 31,       ENDED                     YEAR ENDED AUGUST 31,
-----------------------   OCTOBER 31,   ----------------------------------------------------
      2000       1999        1998         1998       1997       1996       1995       1994
--------------------------------------------------------------------------------------------
     $ 14.60   $  17.39    $  17.32     $  16.60   $  15.84   $  15.73   $  15.56   $  17.04
     -------   --------    --------     --------   --------   --------   --------   --------
        1.17       1.20         .21         1.26       1.28       1.30       1.31       1.34
         .42      (2.30)        .08          .72        .73        .10        .26      (1.42)
        (.34)      (.24)       (.02)        (.30)      (.29)      (.30)      (.32)      (.28)
         -0-       (.06)       (.04)         -0-        -0-        -0-        -0-        -0-
     -------   --------    --------     --------   --------   --------   --------   --------
        1.25      (1.40)        .23         1.68       1.72       1.10       1.25       (.36)
        (.94)      (.96)       (.16)        (.96)      (.96)      (.99)     (1.08)     (1.12)
         -0-       (.43)        -0-          -0-        -0-        -0-        -0-        -0-
     -------   --------    --------     --------   --------   --------   --------   --------
     $ 14.91   $  14.60    $  17.39     $  17.32   $  16.60   $  15.84   $  15.73   $  15.56
     =======   ========    ========     ========   ========   ========   ========   ========

     $12.625   $13.1875    $16.8125     $16.1875   $  15.75   $  14.50   $  14.25   $  15.00
       2.80%    -14.47%       4.84%*       9.06%     15.87%      8.98%      2.39%     -3.94%
     $ 542.1   $  530.9    $  630.6     $  628.2   $  601.9   $  574.6   $  570.7   $  564.4
       1.67%      1.60%       1.57%        1.57%      1.61%      1.61%      1.65%      1.64%
       8.07%      7.43%       7.20%        7.42%      7.86%      8.08%      8.58%      8.23%
         39%        80%          6%*         94%        54%        36%        49%        47%

       1.07%      1.06%       1.07%        1.06%      1.07%      1.06%      1.07%      1.09%
       5.71%      5.95%       6.48%        5.66%      6.04%      6.20%      6.48%      6.52%

      12,000     12,000       6,000        6,000      6,000      6,000      6,000      6,000
     $70,177   $ 69,241    $155,104     $154,696   $150,322   $145,764   $145,113   $144,074
     $25,000   $ 25,000    $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000   $ 25,000    $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements                                             27

NOTES TO
FINANCIAL STATEMENTS

October 31, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Future contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2003, the Trust had $10,346,672 of when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

    At October 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $845,123,949
                                                              ============
Gross tax unrealized appreciation...........................  $ 53,837,999
Gross tax unrealized depreciation...........................    (5,923,857)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 47,914,142
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during 2003 and 2002 were as follows:

                                                                2003       2002
Distribution paid from:
  Ordinary Income...........................................  $190,906    $75,802
  Long-term capital gain....................................       -0-        -0-
                                                              --------    -------
                                                              $190,906    $75,802
                                                              ========    =======

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference of $219,257 related to book and tax accretion differences was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

    As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $ 65,280
Undistributed long-term capital gain........................   945,753

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of losses recognized for tax purposes on open futures transactions on October 31, 2003.

F. EXPENSE REDUCTION During the year ended October 31, 2003, the Trust's custody fee was reduced by $1,302 as a result of credits earned on cash balances.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2003, the Trust recognized expenses of approximately $60,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2003, the Trust recognized expenses of approximately $74,300 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $225,865,002 and $212,884,315, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transaction to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Trust invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures contracts on U.S. Treasury Bonds and Notes and typically closes the contract prior to the delivery date. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

    Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended October 31, 2003, were as follows:

                                                              CONTRACTS
Outstanding at October 31, 2002.............................    1,063
Futures Opened..............................................    1,438
Futures Closed..............................................   (2,403)
                                                               ------
Outstanding at October 31, 2003.............................       98
                                                               ======

    The futures contracts outstanding as of October 31, 2003, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
U.S. Treasury Notes 10-Year Futures
  December 2003 (Current Notional Value of $112,297 per
  contract).................................................     19         $ (63,315)
U.S. Treasury Notes 5-Year Futures
  December 2003 (Current Notional Value of $111,813 per
  contract).................................................     79          (173,885)
                                                                 --         ---------
                                                                 98         $(237,200)
                                                                 ==         =========

5. PREFERRED SHARES

The Trust has outstanding 12,000 Auction Preferred Shares ("APS") in four series of 3,000 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend periods for Series A and C are generally 7 days. The dividend periods for Series B and D are 28 days. The average rate in effect on October 31, 2003 was 0.902%. During the year ended October 31, 2003, the rates ranged from 0.600% to 1.750%.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000, were audited by other auditors whose report, dated December 9, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the Trust's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Municipal Trust as of October 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 8, 2003

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common

Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
THEODORE A. MYERS
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2003. The Trust designated 99.5% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.
 36

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 24, 2003, where shareholders voted on the election of trustees.

1) With regards to the election of the following trustees by the common shareholders of the Trust:

                                                                     # OF SHARES
                                                            ------------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
Jerry D. Choate...........................................  32,236,795            383,490
Linda Hutton Heagy........................................  32,234,577            385,708
R. Craig Kennedy..........................................  32,231,321            388,964
Wayne W. Whalen...........................................  32,219,584            400,701
Suzanne H. Woolsey........................................  32,232,764            387,521

The other trustees of the Trust whose terms did not expire in 2003 are David C. Arch, Rod Dammeyer, Howard J Kerr, Theodore A. Myers, Richard F. Powers, and Hugo F. Sonnenschein.

2) With regards to the authority to vote for the amendment to the Declaration of
Trust:

                                                                      # OF SHARES
                                                           ----------------------------------
                                                            IN FAVOR      AGAINST     ABSTAIN
                                                           ----------------------------------
                                                           29,956,620    1,909,575    754,090

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (58)            Trustee      Trustee     Chairman and Chief             90       Trustee/Director/Managing
Blistex Inc.                               since 1991  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Former
                                                       Director of the World
                                                       Presidents
                                                       Organization-Chicago
                                                       Chapter. Director of the
                                                       Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago.

J. Miles Branagan (71)        Trustee      Trustee     Private investor.              88       Trustee/Director/Managing
1632 Morning Mountain Road                 since 2003  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (65)          Trustee      Trustee     Prior to January 1999,         88       Trustee/Director/Managing
33971 Selva Road                           since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Rod Dammeyer (63)             Trustee      Trustee     President of CAC, llc., a      90       Trustee/Director/Managing
CAC, llc.                                  since 1991  private company offering                General Partner of funds
4350 LaJolla Village Drive                             capital investment and                  in the Fund Complex.
Suite 980                                              management advisory                     Director of TeleTech
San Diego, CA 92122-6223                               services. Prior to July                 Holdings Inc.,
                                                       2000, Managing Partner of               Stericycle, Inc.,
                                                       Equity Group Corporate                  TheraSense, Inc., GATX
                                                       Investment (EGI), a                     Corporation, Arris Group,
                                                       company that makes                      Inc. and Trustee of the
                                                       private investments in                  University of Chicago
                                                       other companies.                        Hospitals and Health
                                                                                               Systems. Prior to May
                                                                                               2002, Director of
                                                                                               Peregrine Systems Inc.
                                                                                               Prior to February 2001,
                                                                                               Vice Chairman and
                                                                                               Director of Anixter
                                                                                               International, Inc. and
                                                                                               IMC Global Inc. Prior to
                                                                                               July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM). Prior to April
                                                                                               1999, Director of Metal
                                                                                               Management, Inc.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (55)       Trustee      Trustee     Managing Partner of            88       Trustee/Director/Managing
Heidrick & Struggles                       since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (51)         Trustee      Trustee     Director and President of      88       Trustee/Director/Managing
11 DuPont Circle, N.W.                     since 2003  the German Marshall Fund                General Partner of funds
Washington, D.C. 20016                                 of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (68)            Trustee      Trustee     Prior to 1998, President       90       Trustee/Director/Managing
736 North Western Avenue                   since 1992  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Theodore A. Myers (73)        Trustee      Trustee     Financial consultant,          36       Director of Met Life
550 Washington Avenue                      since 1991  Trustee or Managing                     Investors (formerly knows
Glencoe, IL 60022                                      General Partner of other                as COVA Financial Life
                                                       funds in the Closed-End                 Insurance). Prior to
                                                       Fund Complex. Prior to                  1997, Director of McLouth
                                                       1998, Senior Financial                  Steel.
                                                       Advisor (and, prior to
                                                       1997, an Executive Vice
                                                       President, Chief
                                                       Financial Officer and
                                                       Director) of Qualitech
                                                       Steel Corporation, a
                                                       producer of high quality
                                                       engineered steels for
                                                       automotive,
                                                       transportation and
                                                       capital goods industries.
                                                       Prior to 1997, member of
                                                       the Arthur Andersen Chief
                                                       Financial Officers'
                                                       Advisory Committee.

Jack E. Nelson (67)           Trustee      Trustee     President of Nelson            88       Trustee/Director/Managing
423 Country Club Drive                     since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (63)     Trustee      Trustee     President Emeritus and         90       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (61)       Trustee      Trustee     Currently with Paladin         88       Trustee/Director/Managing
2101 Constitution Ave., N.W.               since 2003  Capital Group/Paladin                   General Partner of funds
Room 285                                               Homeland Security Fund.                 in the Fund Complex.
Washington, D.C. 20418                                 Previously Chief                        Director of Neurogen
                                                       Communications Officer of               Corporation, a
                                                       the National Academy of                 pharmaceutical company,
                                                       Sciences/National                       since January 1998.
                                                       Research Council, an
                                                       independent, federally
                                                       chartered policy
                                                       institution, since 2001
                                                       and Chief Operating
                                                       Officer from 1993 to
                                                       2001. Director of the
                                                       Institute for Defense
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, and
                                                       Trustee of Colorado
                                                       College. Prior to 1993,
                                                       Executive Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (50)       Trustee,     Trustee     President and Chief            88       Trustee/Director/Managing
1221 Avenue of the Americas   President    since 2002  Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief                funds in the Fund                       in the Fund Complex.
                              Executive                Complex. Chairman,
                              Officer                  President, Chief
                                                       Executive Officer and
                                                       Director of the Advisers
                                                       and VK Advisors Inc.
                                                       since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (57)  Trustee      Trustee     Advisory Director of           90       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (64)         Trustee      Trustee     Partner in the law firm        90       Trustee/Director/Managing
333 West Wacker Drive                      since 1991  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom                          in the Fund Complex.
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (63)          Vice President           Officer     Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                                    since 1998  Vice President of funds in the Fund Complex. Prior to
45th Floor                                                         December 2002, Chief Investment Officer of Van Kampen
Houston, TX 77056                                                  Investments and President and Chief Operations Officer of
                                                                   the Advisers and Van Kampen Advisors Inc. Prior to May 2002,
                                                                   Executive Vice President and Chief Investment Officer of
                                                                   funds in the Fund Complex. Prior to May 2001, Managing
                                                                   Director and Chief Investment Officer of Van Kampen
                                                                   Investments, and Managing Director and President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to December
                                                                   2000, Executive Vice President and Chief Investment Officer
                                                                   of Van Kampen Investments, and President and Chief Operating
                                                                   Officer of the Advisers. Prior to April 2000, Executive Vice
                                                                   President and Chief Investment Officer for Equity
                                                                   Investments of the Advisers. Prior to October 1998, Vice
                                                                   President and Senior Portfolio Manager with AIM Capital
                                                                   Management, Inc. Prior to February 1998, Senior Vice
                                                                   President and Portfolio Manager of Van Kampen American
                                                                   Capital Asset Management, Inc., Van Kampen American Capital
                                                                   Investment Advisory Corp. and Van Kampen American Capital
                                                                   Management, Inc.

Stefanie V. Chang (37)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                            since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (60)      Executive Vice           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and Chief      since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Investment Officer                   Management Inc. and Morgan Stanley Investments LP and
                                                                   Director of Morgan Stanley Trust for over 5 years. Executive
                                                                   Vice President and Chief Investment Officer of funds in the
                                                                   Fund Complex. Managing Director and Chief Investment Officer
                                                                   of Van Kampen Investments, the Advisers and Van Kampen
                                                                   Advisors Inc. since December 2002.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS

John R. Reynoldson (50)       Vice President           Officer     Executive Director and Portfolio Specialist of the Advisers
1 Parkview Plaza                                       since 2000  and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                      Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                         the Fixed Income Department of the Advisers and Van Kampen
                                                                   Advisors Inc. Prior to December 2000, Senior Vice President
                                                                   of the Advisers and Van Kampen Advisors Inc. Prior to May
                                                                   2000, Senior Vice President of the investment grade taxable group for the Advisers. Prior to June 1999, Senior Vice
                                                                   President of the government securities bond group for Asset
                                                                   Management.

Ronald E. Robison (64)        Executive Vice           Officer     Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas   President and Principal  since 2003  Executive Vice President and Principal Executive Officer of
New York, NY 10020            Executive Officer                    funds in the Fund Complex. Chief Global Operations Officer and Managing Director of Morgan Stanley Investment
                                                                   Management Inc. Managing Director of Morgan Stanley.
                                                                   Managing Director and Director of Morgan Stanley Investment
                                                                   Advisors Inc. and Morgan Stanley Services Company Inc. Chief
                                                                   Executive Officer and Director of Morgan Stanley Trust. Vice
                                                                   President of the Morgan Stanley Funds.

A. Thomas Smith III (46)      Vice President and       Officer     Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas   Secretary                since 1999  Director of Van Kampen Investments, Director of the
New York, NY 10020                                                 Advisers, Van Kampen Advisors Inc., the Distributor,
                                                                   Investor Services and certain other subsidiaries of Van
                                                                   Kampen Investments. Managing Director and General
                                                                   Counsel-Mutual Funds of Morgan Stanley Investment Advisors,
                                                                   Inc. Vice President and Secretary of funds in the Fund
                                                                   Complex. Prior to July 2001, Managing Director, General
                                                                   Counsel, Secretary and Director of Van Kampen Investments,
                                                                   the Advisers, the Distributor, Investor Services, and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice President, General Counsel,
                                                                   Secretary and Director of Van Kampen Investments, the
                                                                   Advisers, Van Kampen Advisors Inc., the Distributor,
                                                                   Investor Services and certain other subsidiaries of Van
                                                                   Kampen Investments. Prior to January 1999, Vice President
                                                                   and Associate General Counsel to New York Life Insurance
                                                                   Company ("New York Life"), and prior to March 1997,
                                                                   Associate General Counsel of New York Life. Prior to
                                                                   December 1993, Assistant General Counsel of The Dreyfus
                                                                   Corporation. Prior to August 1991, Senior Associate, Willkie
                                                                   Farr & Gallagher. Prior to January 1989, Staff Attorney at
                                                                   the Securities and Exchange Commission, Division of
                                                                   Investment Management, Office of Chief Counsel.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS

John L. Sullivan (48)         Vice President, Chief    Officer     Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza              Financial Officer and    since 1996  the Advisers, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                 Treasurer                            subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181                                         Chief Financial Officer and Treasurer of funds in the Fund
                                                                   Complex. Head of Fund Accounting for Morgan Stanley
                                                                   Investment Management. Prior to December 2002, Executive
                                                                   Director of Van Kampen Investments, the Advisers and Van
                                                                   Kampen Advisors Inc.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2003 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 VKQ ANR 12/03
                                                 Member NASD/SIPC.
                                                               12541L03-AS-12/03

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)      No information need be disclosed pursuant to this paragraph.

(c)      Not applicable

(d)      Not applicable

(e)      Not applicable.

(f)

         (1)      The Trust's Code of Ethics is attached hereto as Exhibit 10A.

         (2)      Not applicable.

         (3)      Not applicable.

Item 3. Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that it has four "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees : J. Miles Branagan, Jerry Choate, R. Craig Kennedy and Theodore A. Myers. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Applicable only for reports covering fiscal years ending on or after December 15, 2003.

Item 5. Audit Committee of Listed Registrants.

Applicable only for reports covering periods ending on or after the earlier of
(i) the first annual shareholder meeting after January 15, 2004 or (ii) October 31, 2004.

Item 6. [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust invests in exclusively non-voting securities and therefore this item is not applicable to the Trust.

Item 8. [Reserved.]

Item 9. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached herto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Municipal Trust

By: /s/ Ronald E. Robison
   ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: December 18, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: December 18, 2003

By: /s/ John L. Sullivan
    --------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: December 18, 2003